Exhibit 22.1
List of Guarantor Subsidiaries and Affiliate Securities Pledged as Collateral

As of May 2, 2022, the Senior Secured First Lien Notes due 2028 (the “Notes”) issued by Valaris Limited, a Bermuda exempted company (“Valaris”), are fully and unconditionally guaranteed by each of the following subsidiaries of Valaris (the “Guarantors”).

Guarantor	State or Other Jurisdiction of Incorporation or Organization
Alpha Achiever Company	Cayman Islands
Alpha Admiral Company	Cayman Islands
Alpha Archer Company	Cayman Islands
Alpha Aurora Company	Cayman Islands
Alpha Offshore Drilling Services Company	Cayman Islands
Alpha Orca Company	Cayman Islands
Alpha South Pacific Holding Company	Cayman Islands
Atlantic Maritime Services LLC	Delaware (USA)
Atwood Australian Waters Drilling Pty Limited	Australia
Atwood Oceanics Australia Pty Limited	Australia
Atwood Oceanics Pacific Limited	Cayman Islands
Atwood Offshore Drilling Limited	Hong Kong
Atwood Offshore Worldwide Limited	Cayman Islands
ENSCO (Barbados) Limited	Cayman Islands
Ensco (Myanmar) Limited	Myanmar
ENSCO Arabia Co. Ltd.	Saudi Arabia
ENSCO Asia Company LLC	Texas (USA)
ENSCO Asia Pacific Pte. Limited	Singapore
Ensco Associates Company	Cayman Islands
ENSCO Australia Pty. Limited	Australia
ENSCO Capital Limited	Cayman Islands / United Kingdom
ENSCO Corporate Resources LLC	Delaware (USA)
Ensco Deepwater Drilling Limited	England and Wales (UK)
ENSCO Deepwater USA II LLC	Delaware (USA)
ENSCO Development Limited	Cayman Islands
Ensco do Brasil Petróleo e Gás Ltda.	Brazil
Ensco Drilling I Ltd.	Cayman Islands
ENSCO Drilling Mexico LLC	Delaware (USA)
Ensco Endeavors Limited	Cayman Islands / United Kingdom
ENSCO Global GmbH	Switzerland
Ensco Global II Ltd.	Cayman Islands
ENSCO Global Investments LP	England and Wales (UK)
Ensco Global IV Ltd	British Virgin Islands
ENSCO Global Limited	Cayman Islands / United Kingdom
ENSCO Global Resources Limited	England and Wales (UK)
Ensco Holdco Limited	England and Wales (UK)
ENSCO Holding Company	Delaware (USA)
Ensco Holdings I Ltd.	Cayman Islands
Ensco Incorporated	Texas (USA)
Ensco Intercontinental GmbH	Switzerland
ENSCO International Incorporated	Delaware (USA)
Ensco International Ltd.	British Virgin Islands / United Kingdom
ENSCO Investments LLC	Nevada (USA) / United Kingdom
Ensco Jersey Finance Limited	Jersey / United Kingdom
ENSCO Limited	Cayman Islands

Exhibit 22.1

Ensco Management Corp	British Virgin Islands
ENSCO Maritime Limited	Bermuda
Ensco Mexico Services S.de R.L.	Mexico
Ensco Ocean 2 Company	Cayman Islands
ENSCO Oceanics LLC	Delaware (USA)
ENSCO Oceanics International Company	Cayman Islands
ENSCO Offshore LLC	Delaware (USA)
ENSCO Offshore International Company	Cayman Islands
ENSCO Offshore International Holdings Limited	Cayman Islands / United Kingdom
ENSCO Offshore International Inc.	Marshall Islands
Ensco Offshore International LLC	Delaware (USA)
Ensco Offshore Petróleo e Gás Ltda.	Brazil
ENSCO Offshore U.K. Limited	England and Wales (UK)
ENSCO Overseas Limited	Cayman Islands
ENSCO Services Limited	England and Wales (UK)
Ensco Transcontinental II LP	England and Wales (UK)
Ensco Transnational I Limited	Cayman Islands
Ensco Transnational III Limited	Cayman Islands
ENSCO U.K. Limited	England and Wales (UK)
Ensco UK Drilling Limited	England and Wales (UK)
Ensco Universal Holdings I Ltd.	Cayman Islands / United Kingdom
Ensco Universal Holdings II Ltd.	Cayman Islands / United Kingdom
ENSCO Universal Limited	England and Wales (UK)
Ensco Vistas Limited	Cayman Islands
Ensco Worldwide GmbH	Switzerland
EnscoRowan Ghana Drilling Limited	Ghana
Great White Shark Limited	Gibraltar
Green Turtle Limited	Gibraltar
International Technical Services LLC	Delaware (USA)
Manatee Limited	Malta
Manta Ray Limited	Malta
Marine Blue Limited	Gibraltar
Offshore Drilling Services LLC	Delaware (USA)
Pacific Offshore Labor Company	Cayman Islands
Petroleum International Pte. Ltd.	Singapore
Pride Global II Ltd	British Virgin Islands
Pride International LLC	Delaware (USA)
Pride International Management Co. LP	Texas (USA)
Ralph Coffman Cayman Limited	Cayman
Ralph Coffman Limited	Gibraltar
Ralph Coffman Luxembourg S.à r.l.	Luxembourg
RCI International, Inc.	Cayman Islands
RD International Services Pte. Ltd.	Singapore
RDC Arabia Drilling, Inc.	Cayman Islands
RDC Holdings Luxembourg S.à r.l.	Luxembourg
RDC Malta Limited	Malta
RDC Offshore Luxembourg S.à r.l.	Luxembourg
RDC Offshore Malta Limited	Malta
RoCal Cayman Limited	Cayman Islands
Rowan 240C#3, Inc.	Cayman Islands
Rowan Companies Limited	England and Wales (UK)
Rowan Companies, LLC	Delaware (USA)
Rowan Drilling (Gibraltar) Limited	Gibraltar
Rowan Drilling (Trinidad) Limited	Cayman Islands
Rowan Drilling (U.K.) Limited	Scotland (UK)

Exhibit 22.1

Rowan Drilling Services Limited	Gibraltar
Rowan Financial Holdings S.à r.l.	Luxembourg
Rowan International Rig Holdings S.à r.l.	Luxembourg
Rowan Marine Services LLC	Texas (USA)
Rowan N-Class (Gibraltar) Limited	Gibraltar
Rowan No. 1 Limited	England and Wales (UK)
Rowan No. 2 Limited	England and Wales (UK)
Rowan Norway Limited	Gibraltar
Rowan Offshore (Gibraltar) Limited	Gibraltar
Rowan Offshore Luxembourg S.à r.l.	Luxembourg
Rowan Rigs S.à r.l.	Luxembourg
Rowan S. de R.L. de C.V.	Mexico
Rowan Services LLC	Delaware (USA)
Rowan US Holdings (Gibraltar) Limited	Gibraltar
Rowandrill, LLC	Texas (USA)
Valaris Holdco 1 Limited	Bermuda
Valaris Holdco 2 Limited	Bermuda
Valaris United LLC	Delaware (USA)

Concurrently with the issuance of the Notes, Valaris and certain of its subsidiaries entered into pledge and collateral agreements. Pursuant to the terms of these agreements, the Notes are secured on a first-priority basis by a pledge of the equity interests of the Guarantors and affiliates listed below.

Affiliate Pledgee	Class of Security	Percentage Pledged
Alpha Achiever Company	Ordinary Shares	100.00%
Alpha Admiral Company	Ordinary Shares	100.00%
Alpha Archer Company	Ordinary Shares	100.00%
Alpha Aurora Company	Ordinary Shares	100.00%
Alpha Falcon Drilling Company	Ordinary Shares; Class A Shares	100.00%
Alpha Int’l Drilling Company S.à r.l	Ordinary Shares	100.00%
Alpha Mako Company	Ordinary Shares	100.00%
Alpha Manta Company	Ordinary Shares	100.00%
Alpha Offshore Drilling (S) Pte Ltd.	Ordinary Shares	100.00%
Alpha Offshore Drilling Services Company	Ordinary Shares	100.00%
Alpha Offshore International Leasing Limited	Ordinary Shares	100.00%
Alpha Orca Company	Ordinary Shares	100.00%
Alpha South Pacific Holding Company	Ordinary Shares	100.00%
Atlantic Maritime Services LLC	Units	100.00%
Atwood Advantage S.à r.l.	Ordinary Shares	100.00%
Atwood Beacon S.à r.l.	Ordinary Shares	100.00%
Atwood Drilling LLC	Ordinary Shares	100.00%
Atwood Hunter LLC	Ordinary Shares	100.00%
Atwood Malta Holding Company Limited	Class A Shares	> 99.00%
Atwood Oceanics Drilling Mexico S. de R.L. de C.V.	Partnership Interest	99.00%
Atwood Oceanics Global Limited	Ordinary Shares	100.00%
Atwood Oceanics Pacific Limited	Ordinary Shares; Class A Shares	100.00%
Atwood Offshore Labor Company	Ordinary Shares	100.00%
Atwood Offshore Worldwide Limited	Ordinary Shares; Class A Shares	64.12%
Drillquest Offshore Company	Ordinary Shares	100.00%
ENSCO (Barbados) Limited	Ordinary Shares	100.00%
ENSCO (Bermuda) Limited	Ordinary Shares	100.00%
Ensco (Myanmar) Limited	Ordinary Shares	100.00%

Exhibit 22.1

Ensco (Thailand) Limited	Ordinary Shares	100.00%
ENSCO Arabia Company Limited	Percentage Ownership Interest	100.00%
Ensco Asia Company LLC	Units	100.00%
Ensco Asia Pacific Pte. Limited	Ordinary Shares	100.00%
Ensco Associates Company	Ordinary Shares	100.00%
ENSCO Australia Pty Limited	Ordinary Shares	100.00%
Ensco Capital Limited	Ordinary Shares	100.00%
Ensco Corporate Resources LLC	Ordinary Shares	100.00%
ENSCO de Venezuela, S.R.L.	Ordinary Shares	100.00%
ENSCO Deepwater Drilling Limited	Ordinary Shares	100.00%
Ensco Deepwater USA II LLC	Non-Assessable Member Units	100.00%
Ensco do Brasil Petróleo e Gás Ltda.	Quotas	100.00%
ENSCO Drilling (Caribbean), Inc.	Ordinary Shares	100.00%
Ensco Drilling Company (Nigeria) Limited	Ordinary Shares	100.00%
ENSCO Drilling Company LLC	Ordinary Shares	100.00%
Ensco Drilling I Ltd.	Ordinary Shares	100.00%
ENSCO Drilling Mexico LLC	Units	100.00%
Ensco Endeavors Limited	Ordinary Shares	100.00%
ENSCO Gerudi (M) Sdn. Bhd.	Ordinary Shares	49.00%
ENSCO Global GmbH	Percentage Ownership Interest	100.00%
Ensco Global II Ltd.	Ordinary Shares	100.00%
ENSCO Global Investment LP	Partnership Interests	95.00%
ENSCO Global IV Ltd.	Shares	100.00%
Ensco Global Limited	Ordinary Shares	100.00%
Ensco Global Resources Limited	Ordinary Shares	100.00%
Ensco Holdco Limited	Ordinary Shares	100.00%
ENSCO Holding Company	Shares	100.00%
Ensco Holdings I Ltd.	Ordinary Shares	100.00%
Ensco Holland B.V.	Ordinary Shares	100.00%
ENSCO Incorporated	Common Stock	100.00%
ENSCO Intercontinental GmbH	Percentage Ownership Interest	100.00%
Ensco International Incorporated	Common Stock	100.00%
Ensco International Ltd.	Ordinary Shares	100.00%
Ensco Investments LLC	Ordinary Shares	100.00%
ENSCO Labuan Limited	Ordinary Shares	100.00%
ENSCO Limited	Ordinary Shares	100.00%
ENSCO Maritime Limited	Ordinary Shares	100.00%
Ensco Mexico Services, S. de R.L. de C.V.	Partnership Interests	100.00%
Ensco North America LLC	Percentage Ownership Interest	100.00%
ENSCO Ocean 1 Company	Ordinary Shares	88.29%
ENSCO Ocean 2 Company	Ordinary Shares	100.00%
ENSCO Oceanics Company LLC	Units	100.00%
Ensco Oceanics International Company	Ordinary Shares	100.00%
Ensco Offshore LLC	Ordinary Shares	100.00%
ENSCO Offshore International Company	Ordinary Shares	100.00%
ENSCO Offshore International Holdings Limited	Ordinary Shares	100.00%
ENSCO Offshore International Inc.	Registered Shares	100.00%
Ensco Offshore International LLC	Percentage Ownership Interest	100.00%
Ensco Offshore Petróleo e Gás Ltda.	Quotas	100.00%
Ensco Offshore Services LLC	Units	100.00%
ENSCO Offshore U.K. Limited	Ordinary Shares	100.00%
ENSCO Overseas Limited	Ordinary Shares	100.00%

Exhibit 22.1

Ensco Services Limited	Ordinary Shares	100.00%
ENSCO Services LLC	Units	100.00%
Ensco South Pacific LLC	Percentage Ownership Interest	100.00%
Ensco Transcontinental I LLC	Ordinary Shares	100.00%
Ensco Transcontinental II LLC	Ordinary Shares	100.00%
Ensco Transnational I Ltd.	Ordinary Share	100.00%
Ensco Transnational II Ltd.	Ordinary Share	100.00%
Ensco Transnational III Ltd.	Ordinary Share	100.00%
Ensco Transnational Limited	Ordinary Shares	100.00%
ENSCO U.K. Limited	Ordinary Shares	100.00%
Ensco UK Drilling Limited	Ordinary Shares	100.00%
Ensco Universal Holdings I Ltd.	Ordinary Shares	100.00%
ENSCO Universal Holdings II Ltd.	Ordinary Shares	6.25%
ENSCO Universal Limited	Ordinary Shares	100.00%
Ensco Vistas Limited	Ordinary Shares	100.00%
ENSCO Worldwide GmbH	Ordinary Shares	100.00%
Ensco Worldwide Holdings Ltd.	Ordinary Shares	100.00%
Forasub B.V.	Ordinary Shares	100.00%
Great White Shark Limited	Ordinary Shares	100.00%
Green Turtle Limited	Ordinary Shares	100.00%
Manatee Limited	Ordinary Shares	100.00%
Manta Ray Limited	Ordinary Shares	100.00%
Offshore Drilling Services LLC	Units	100.00%
P.T. ENSCO Sarida Offshore	Ordinary Shares	49.00%
Pride Arabia Co. Ltd.	Ordinary Shares	25.00%
Pride Global II Ltd.	Shares	100.00%
Pride Global Offshore Nigeria Limited	Ordinary Shares	100.00%
Pride International LLC	Shares	100.00%
Ralph Coffman Cayman Limited	N/A (Uncertificated)	100.00%
Ralph Coffman Luxembourg S.à r.l.	Percentage Ownership Interests	100.00%
RD International Services Pte. Ltd.	Shares	100.00%
RDC Arabia Drilling, Inc.	Ordinary Shares	100.00%
RDC Holdings Luxembourg S.à r.l.	Percentage Ownership Interest	100.00%
RDC Malta Limited	Ordinary Shares	100.00%
RDC Offshore Luxembourg S.à r.l.	Percentage Ownership Interest	100.00%
RDC Offshore Malta Limited	Percentage Ownership Interest	100.00%
Rowan Angola Limitada	Percentage Ownership Interest	100.00%
Rowan California S.à r.l.	Percentage Ownership Interest	100.00%
Rowan Deepwater Drilling (Gibraltar) Limited	Ordinary Shares	100.00%
Rowan do Brasil Servicos de Perfuracao Ltda.	Percentage Ownership Interest	> 99.00%
Rowan Drilling (Gibraltar) Limited	Ordinary Shares	100.00%
Rowan Drilling (Trinidad) Limited	Ordinary Shares	100.00%
Rowan Drilling (U.K.) Limited	Ordinary Shares	100.00%
Rowan Drilling Cyprus Limited	Ordinary Shares	100.00%
Rowan Drilling Services Limited	Ordinary Shares	100.00%
Rowan Drilling Services Nigeria Limited	Ordinary Shares	100.00%
Rowan Egypt Petroleum Services L.L.C.	Quotas	50.00%
Rowan Finanz S.à r.l.	Percentage Ownership Interest	100.00%
ROWAN Global Drilling Services Limited	Ordinary Shares	100.00%
Rowan Holdings Luxembourg S.à r.l.	Percentage Ownership Interest	100.00%
Rowan International Rig Holdings S.à r.l.	Ordinary Shares	100.00%
Rowan Marine Services LLC	LLC Interests	100.00%
Rowan Middle East, Inc.	Rowan Middle East, Inc.	100.00%

Exhibit 22.1

Rowan N-Class (Gibraltar) Limited	Ordinary Shares	100.00%
Rowan No. 2 Limited	Shares	100.00%
Rowan North Sea, Inc.	Ordinary Shares	100.00%
Rowan Norway Limited (FKA Rowan (Gibraltar) Limited)	Ordinary Shares	100.00%
Rowan Offshore (Gibraltar) Limited	Ordinary Shares	100.00%
Rowan Offshore Luxembourg S.à r.l.	Shares	100.00%
Rowan Relentless Luxembourg S.à r.l.	Percentage Ownership Interest	100.00%
Rowan Reliance Luxembourg S.à r.l.	Percentage Ownership Interest	100.00%
Rowan Renaissance Luxembourg S.à r.l.	Percentage Ownership Interest	100.00%
Rowan Resolute Luxembourg S.à r.l.	Percentage Ownership Interest	100.00%
Rowan Rex Limited (Cayman)	Ordinary Shares	100.00%
Rowan Rigs S.à r.l.	Percentage Ownership Interest	100.00%
Rowan Services LLC	Percentage Ownership Interest	100.00%
Rowan Standard Ghana Limited	Ordinary Shares	49.00%
Rowan US Holdings (Gibraltar) Limited	Ordinary Shares	73.86%
Rowan, S. de R.L. de C.V.	Social Part	99.00%
Rowandrill Labuan Limited	Ordinary Shares	100.00%
Rowandrill Malaysia Sdn. Bhd.	Ordinary Shares	49.00%
Swiftdrill Offshore Drilling Services Company	Ordinary Shares	100.00%
Valaris Holdco 1 Limited	Ordinary Shares	100.00%
Valaris Holdco 2 Limited	Ordinary Shares	100.00%
Valaris United LLC	Shares	100.00%